Supplement Dated October 28, 2014
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-C

Heritage Survivorship Variable Universal Life Insurance Policy

This supplement outlines certain changes to your variable universal life insurance product prospectus.  It is for informational purposes only; no action is required on your part.  Keep this supplement with your prospectus for future reference.

Effective immediately, the J.P. Morgan Treasury Money Market Portfolio is no longer available.

Effective December 8th, 2014, the following fund will be available as a new investment option under your policy:

Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.

•	Goldman Sachs VIT Money Market Fund (Institutional Shares): Seeks maximum current income through investment in U.S. short-term debt obligations.

Effective December 12, 2014, the following fund will be liquated and will no longer be available under your policy:

J. P. Morgan Insurance Trust

•	J.P.Morgan JPMIT International Equity Portfolio (sometimes referred to as J.P.Morgan International Opportunities Portfolio)

As a reminder, the following are past name changes:

New Fund Name	Former Fund Name
JPMorgan JPMIT Core Bond Portfolio	J.P. Morgan Bond Portfolio
JPMorgan JPMIT Small Cap Core Portfolio	J.P. Morgan Small Company Portfolio
JPMorgan JPMIT U. S. Equity Portfolio	J.P Morgan U. S. Disciplined Equity Portfolio

More detailed information may be obtained from the current fund prospectus. You should read the fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.